Tradr 1X Short Innovation 100 Monthly ETF

Ticker Symbol: WQQQ

Tradr 2X Short Innovation 100 Monthly ETF

Ticker Symbol: DQQQ

Tradr 1X Short SPY Monthly ETF

Ticker Symbol: WSPY

Tradr 2X Short SPY Monthly ETF

Ticker Symbol: MSPY

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 18, 2025, to the Prospectus, and
Statement of Additional Information (“SAI”), each dated July 31, 2025.

This supplement contains important information about a change in the Funds’ principal listing exchange, and a change to the Tradr 1X Short Innovation 100 Monthly ETF’s ticker symbol. Both of these changes are effective immediately.

Change in ticker symbol:

The Tradr 1X Short Innovation 100 Monthly ETF’s ticker symbol is changed from “WQQQ” to “SMQ.”

Change in exchange:

Each Fund’s principal listing exchange is changed from the Nasdaq Stock Market LLC to the Cboe BZX Exchange, Inc.

Please file this Supplement with your records.